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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 8, 2005

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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                0-16002                  95-3768341
 (State or Other Jurisdiction     (Commission              (IRS Employer
        of Incorporation)         File Number)           Identification No.)


       5880 Oberlin Drive, San Diego,
                California                                     92121
  (Address of principal executive offices)                   (Zip Code)


                                 (858) 457-2500
               Registrant's telephone number, including area code

                               __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

     On November 8, 2005, Advanced Marketing Services, Inc. (the "Company") issued a public announcement containing updated information concerning the restatement of the Company's financial statements and current, revised estimates of certain historical financial results of the Company. The full text of the public announcement is included as Exhibit 99.1 to this report and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

     (c)   Exhibits.

               99.1    Public announcement issued by the Company on November 8,
                       2005




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 10, 2005                   Advanced Marketing Services, Inc.


                                                 /s/ CURTIS R. SMITH
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                                                     Curtis R. Smith
                                               Executive Vice President and
                                                  Chief Financial Officer




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